UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2026

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Skyview Drive, Fort Worth, Texas 76155
1 Skyview Drive, Fort Worth, Texas 76155
(Address of Principal Executive Offices)(Zip Code)
(682)
278-9000
(682)
278-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)

(1)	Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 1.01 Entry into a Material Definitive Agreement.
On March 5, 2026, American Airlines, Inc., a Delaware corporation (the “Company”) and American Airlines Group Inc. (“AAG”) entered into certain credit agreement amendments with the lenders and other loan parties thereto, as described below. As a result of these amendments, the aggregate revolving commitments under the 2013 Revolving Facility, the 2014 Revolving Facility and the 2023 Revolving Facility, each as defined below, increased from $3.0 billion to $3.11 billion and the maturity of each facility was extended from June 4, 2029 to March 5, 2031.
On March 5, 2026, the Company and AAG entered into the Eleventh Amendment to Amended and Restated Credit and Guaranty Agreement (the “2014 Eleventh Amendment”), amending the Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 (as amended or amended and restated prior to the 2014 Eleventh Amendment, the “Prior 2014 Credit Agreement” and, as amended by the 2014 Eleventh Amendment, the “2014 Credit Agreement”), by and among the Company, AAG, the lenders party thereto, the issuing lenders party thereto and Citibank, N.A., as administrative agent. Pursuant to the 2014 Eleventh Amendment, the Company (A) established incremental revolving credit commitments in an aggregate amount of $1,295.8 million and new letter of credit commitments (which are part of, and not in addition to, the revolving credit commitments) in an aggregate amount of $195.0 million (the “2014 Revolving Facility”) and terminated all of the pre-existing
revolving commitments and letter of credit commitments under the Prior 2014 Credit Agreement (the “Prior 2014 Revolving Facility”) and (B) amended certain other terms of the Prior 2014 Credit Agreement. The terms of the 2014 Revolving Facility are substantially similar to the terms of the Prior 2014 Revolving Facility, however, the revolving commitments under the Prior 2014 Revolving Facility had a maturity date of June 4, 2029, while the revolving commitments under the 2014 Revolving Facility have a maturity date of March 5, 2031.
Also on March 5, 2026, the Company and AAG entered into the Eleventh Amendment to Amended and Restated Credit and Guaranty Agreement (the “2013 Eleventh Amendment”), amending the Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015 (as amended or amended and restated prior to the 2013 Eleventh Amendment, the “Prior 2013 Credit Agreement” and, as amended by the 2013 Eleventh Amendment, the “2013 Credit Agreement”), by and among the Company, AAG, the lenders party thereto, the issuing lenders party thereto and Barclays Bank PLC, as administrative agent. Pursuant to the 2013 Eleventh Amendment, the Company (A) established incremental revolving credit commitments in an aggregate amount of $362.8 million and new letter of credit commitments (which are part of, and not in addition to, the revolving credit commitments) in an aggregate amount of $155.0 million (the “2013 Revolving Facility”) and terminated all of the pre-existing
revolving commitments and letter of credit commitments under the Prior 2013 Credit Agreement (the “Prior 2013 Revolving Facility”) and (B) amended certain other terms of the Prior 2013 Credit Agreement. The terms of the 2013 Revolving Facility are substantially similar to the terms of the Prior 2013 Revolving Facility, however, the revolving commitments under the Prior 2013 Revolving Facility had a maturity date of June 4, 2029, while the revolving commitments under the 2013 Revolving Facility have a maturity date of March 5, 2031.
Additionally, on March 5, 2026, the Company and AAG entered into the Fourth Amendment to Credit and Guaranty Agreement (the “Fourth Amendment”), amending the Credit and Guaranty Agreement, dated as of December 4, 2023 (as amended or amended and restated prior to the Fourth Amendment, the “Prior 2023 Credit Agreement” and, as amended by the Fourth Amendment, the “2023 Credit Agreement”), by and among the Company, AAG, the lenders party thereto and Citibank, N.A., as administrative agent. Pursuant to the Fourth Amendment, the Company (A) established incremental revolving credit commitments in an aggregate amount of $1,451.3 million (the “2023 Revolving Facility”) and terminated all of the pre-existing
revolving commitments under the Prior 2023 Credit Agreement (the “Prior 2023 Revolving Facility”) and (B) amended certain other terms of the Prior 2023 Credit Agreement. The terms of the 2023 Revolving Facility are substantially similar to the terms of the Prior 2023 Revolving Facility, however, the commitments under the Prior 2023 Revolving Facility had a maturity date of June 4, 2029, while the commitments under the 2023 Revolving Facility have a maturity date of March 5, 2031.

See the Annual Report on Form
10-K
of AAG and the Company for the fiscal year ended December 31, 2025 filed February 18, 2026 for more information regarding the credit facilities established under the 2013 Credit Agreement, the 2014 Credit Agreement and the 2023 Credit Agreement.
The foregoing descriptions of the 2014 Eleventh Amendment, the 2013 Eleventh Amendment and the Fourth Amendment do not purport to be complete and each is qualified in its entirety by reference to th
e text of the 2014 Eleventh Amendment, the 2013 Eleventh Amendment and the Fourth Amendment, respectively, each of which is attached as an exhibit hereto and incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The disclosure included in Item 1.01 above is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Eleventh Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of March 5, 2026, amending the Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015, among American Airlines, Inc., American Airlines Group Inc., the lenders from time to time party thereto, Citibank N.A., as administrative agent, and certain other parties thereto. *

10.2	Eleventh Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of March 5, 2026, amending the Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015, among American Airlines, Inc., American Airlines Group Inc., the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent.*

10.3	Fourth Amendment to Credit and Guaranty Agreement, dated as of March 5, 2026, amending the Credit and Guaranty Agreement, dated as of December 4, 2023, among American Airlines, Inc., as the borrower, American Airlines Group Inc., as parent and guarantor, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, and certain other parties from time to time party thereto.*

104	Cover page interactive data file (embedded within the inline XBRL document).

*	Portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES G ROUP I NC .

Date: March 9, 2026	By:	/s/ Devon E. May
		Name:	Devon E. May
		Title:	Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES , I NC .

Date: March 9, 2026	By:	/s/ Devon E. May
		Name:	Devon E. May
		Title:	Executive Vice President and Chief Financial Officer